UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K

 ______________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 25, 2016
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The J. M. Smucker Company
(Exact Name of Registrant as Specified in Charter)

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Ohio	001-05111	34-0538550
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

One Strawberry Lane
Orrville, Ohio	44667-0280
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (330) 682-3000
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
  _________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
Beginning May 1, 2016, The J. M. Smucker Company ("we" or "our") modified our segment profit calculation and redefined certain non-GAAP measures to exclude amortization expense related to intangible assets, including any related impairment charges. Management believes that excluding amortization expense related to intangible assets, including any related impairment charges, from segment operating results and certain non-GAAP measures is more reflective of our operating performance and the way in which we manage our business.
Attached as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K are the unaudited segment profit reconciliations for the quarterly periods in fiscal 2016 and 2015 and the unaudited non-GAAP measures reconciliations for the quarterly periods in fiscal 2016 and 2015 and the annual periods for fiscal 2014, 2013, and 2012, modified to exclude amortization expense related to intangible assets, including any related impairment charges.
The information in this Current Report on Form 8-K, including Exhibits 99.1 and 99.2 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Exhibit Description

99.1	Unaudited Reportable Segments Supplemental Information

99.2	Unaudited Non-GAAP Measures Supplemental Information

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE J. M. SMUCKER COMPANY

By:	/s/ Mark R. Belgya
Name:	Mark R. Belgya
Title:	Vice Chair and Chief Financial Officer
Date: July 25, 2016

INDEX OF EXHIBITS

Exhibit Number	Exhibit Description

99.1	Unaudited Reportable Segments Supplemental Information

99.2	Unaudited Non-GAAP Measures Supplemental Information

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